                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT:  January 20, 1999

                                NCR CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         MARYLAND                      001-00395           31-0387920
(STATE OR OTHER JURISDICTION         (COMMISSION        (I.R.S. EMPLOYER
OF INCORPORATION)                    FILE NUMBER)       IDENTIFICATION NO.)


                   1700 S. PATTERSON BLVD., DAYTON, OH 45479
                                (937) 445-5000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
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Item 5.   Other Events

     The Registrant's news release dated January 20, 1999, with respect to its financial results for the quarter ended December 31, 1998, including condensed consolidated balance sheets as of December 31, 1998, and condensed consolidated statements of operations, consolidated revenue summary, and condensed consolidated statements of cash flows for the three and twelve month periods ended December 31, 1998, is attached and incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         NCR Corporation

Date:  January 28, 1999                  By:  /s/ David Bearman
                                              ------------------------
                                              David Bearman, Senior
                                              Vice President and Chief
                                              Financial Officer